Roundhill Ball Metaverse ETF (META) Listed on NYSE Arca, Inc. Summary Prospectus June 28, 2021 www.roundhillinvestments.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated June 28, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.roundhillinvestments.com/etf/meta. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Roundhill Ball Metaverse ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Ball Metaverse Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.75%

1 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$77	3 Years:	$240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index seeks to track the performance of globally-listed equity securities of companies that engage in activities or provide products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues (“Metaverse Companies”). “Metaverse” is a term used to refer to a future iteration of the Internet. Users will primarily engage with the Metaverse through persistent, simultaneous, and shared three-dimensional virtual simulations and spaces. The Metaverse will also connect to physical spaces, two-dimensional Internet experiences (e.g., standard apps, webpages), and finite simulations (e.g., a game). The Metaverse will be supported by a wide range of technologies, tools, and standards that enable high volumes of concurrent users, a rich virtual-only economy of labor, goods, and services, and wide ranging interoperability of data, digital assets, and content. The Index was developed and is owned by Ball Metaverse Research Partners LLC.
Ball Metaverse Index
The Index includes globally-listed companies with a market capitalization of at least $250 million and with at least $2 million average daily traded value over the trailing 6-month period. If 6-month trading volume is unavailable, volume since initial listing date will be used. Existing Index components must maintain a minimum market capitalization of $200 million. A committee comprised of representatives from Ball Metaverse Research Partners LLC and external subject matter experts (the “Index Committee”) analyzes companies for their current and future potential to experience profits or earn revenue from their activities or provision of products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues. The Metaverse Companies selected for inclusion in the Index are companies engaged in activities that fall into one or more categories identified by the Index Committee and described below. These categories, which may change over time as technology and consumer behavior evolves, are determined through analyses by the Index Committee, using information from corporate announcements and filings, patent filings, third-party industry assessments, third-party usage data and metrics, scientific and technology updates, executive presentations and consumer interviews. Currently, the seven categories and their descriptions are as follows:
•Hardware – The sale and support of physical technologies and devices used to access, interact with or develop the Metaverse. This includes, but is not limited to, consumer-facing hardware, such as virtual reality headsets, mobile phones, and haptic gloves, as well as enterprise hardware such as those used to operate or create virtual or augmented reality-based environments, such as industrial cameras, projection and tracking systems, and scanning sensors. This category does not include compute-specific hardware, such as graphic processing unit chips and servers, or networking-specific hardware, such as fiber optic cabling or wireless chipsets.
•Compute – The enablement and supply of computing power to support the Metaverse, supporting such diverse and demanding functions as physics calculation, rendering, data reconciliation and synchronization, artificial intelligence, projection, motion capture and translation.
•Networking – The provision of persistent, real-time connections, high bandwidth, and decentralized data transmission by backbone providers (i.e., companies that provide access to high-speed data transmission networks), the networks, exchange centers, and services that route amongst them, as well as those managing “last mile” (i.e., the function of connecting telecommunication services directly to end-users, both businesses and residential customers, usually in a dense area) data to consumers.
•Virtual Platforms – The development and operation of immersive digital and often three-dimensional simulations, environments and worlds wherein users and businesses can explore, create, socialize and participate in a wide variety of experiences (e.g., race a car, paint a painting, attend a class, listen to music), and engage in economic activity. These businesses are differentiated from traditional online experiences and multiplayer video games by the existence of a large ecosystem of developers and content creators which generate the majority of content on and/or collect the majority of revenues built on top of the underlying platform.
•Interchange Standards – The tools, protocols, formats, services, and engines which serve as actual or de facto standards for interoperability, and enable the creation, operation and ongoing improvements to the Metaverse. These standards support activities such as rendering, physics and artificial intelligence, as well as asset formats and their import/export from experience to experience, forward compatibility management and updating, tooling and authoring activities, and information management.
•Payments – The support of digital payment processes, platforms, and operations, which includes companies that are fiat on-ramps to digital currencies (a form of digital currency exchange) and financial services.
•Content, Assets and Identity Services – The design/creation, sale, re-sale, storage, secure protection and financial management of digital assets, such as virtual goods and currencies, as connected to user data and identity. This contains all business and services “built on top of” and/or which “service” the Metaverse, and which are not vertically integrated into a virtual platform by the platform owner, including content which is built specifically for the Metaverse, independent of virtual platforms.
Once identified and allocated to one or more categories, Metaverse Companies are further ranked within the category as follows:
•“Pure-Play” Companies – Companies whose primary business models and/or growth prospects are directly linked to the Metaverse. For these companies, continued growth in the Metaverse is expected to be critical to their economic success going forward.
•“Core” Companies – Companies with substantial operations and/or growth prospects linked to the Metaverse. These companies have other business units driving their economics, and thus are less affected by the growth of Metaverse than pure-play companies. In time, growth in the industry and/or investments in their Metaverse-specific units may lead these companies to become pure-play companies if their Metaverse operations become a primary driver of economic performance. In most cases, the Metaverse-specific offerings of these companies are core components of the Metaverse.
•“Non-Core” Companies – Companies with operations and/or growth prospects linked to the Metaverse. These companies derive the majority of their revenue from business lines not directly related to the Metaverse. In time, growth in the industry and/or investments in their Metaverse-specific units may lead these companies to become “core” companies if their Metaverse operations become a relevant driver of economic performance. It is unlikely, based on current information, that the Metaverse-specific offerings of non-core companies would become the primary driver of such economic performance going forward.
Category companies are weighted on a tiered basis whereby “pure-play” companies receive two and a half times the initial weighting of “core” companies or five times the initial weighting of “non-core” companies, while “core” companies” receive two times the initial weighting of “non-core” companies. These initial weights are calculated based on the number of companies under each category in the Index upon each rebalancing, so as to ensure the total combined weight of each category totals 100%.
A category may have any number of “pure-play,” “core” or “non-core” companies, or none. Single categories are capped at 25% of the total Index upon rebalance. These initial weights are calculated based on the number of companies under each category in the Index upon each rebalancing, so as to ensure the total combined weight for each category is equal to the category’s initial weighting.
Single company weightings are capped at 8%. Any weighting in excess of 8% from a single company will be pro-rated across the remaining Index components, subject to the 25% category cap.
Index component changes resulting from reconstitutions are made after the market close on the third Friday in March, June, September and December and become effective at the market opening on the next trading day. Depending on eligible Metaverse Companies, the components of the Index, and therefore the holdings of the Fund, may range at times from 25 to 100.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in Metaverse Companies, which may include investments in American Depository Receipts (“ADRs”) or special purpose acquisition companies (“SPACs”). The Fund expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. The Fund may also have indirect exposure to cryptocurrency, such as bitcoin, through holdings of publicly traded securities of companies engaged in cryptocurrency-related businesses and activities. The Fund will not directly invest in cryptocurrency.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund also may invest in securities or other investments not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of June 25, 2021, the Index was concentrated in semiconductor industry.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its objective. The following risks could affect the value of your investment in the Fund:
•Communication Services Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
•Consumer Discretionary Sector Risk. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.
•Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser (defined below), the Sub-Adviser and/or other service providers (including custodians, transfer agents and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. In an extreme case, a shareholder’s ability to redeem Fund shares may be affected.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of domestic ETFs.
◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
◦Internet Company Risk. Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.
◦Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.
◦Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
•IPO Risk. The Fund may invest in securities issued in initial public offerings. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Issuer Risk. Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, which could have an adverse effect on the Fund.
•Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed and its Sub-Adviser would not sell shares of an equity security due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•SPAC Investment Risk. The Fund invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
•Tax Risk. Investment in SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as a “passive foreign investment company” (“PFIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Federal Income Taxes—Foreign Investments” in the SAI for additional information.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc. (the “Adviser”)
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers	Andrew Serowik, Todd Albrecio, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in June 2021.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.